EXHIBIT 10.17
                             OSHKOSH B'GOSH, INC.
                          1994 INCENTIVE STOCK PLAN


I.    INTRODUCTION

      1.01  Purpose.   This plan shall  be known  as the Oshkosh  B'Gosh, Inc.

1994 Incentive Stock Plan (the "Plan").  The purpose of the Plan is to provide an incentive for key employees of Oshkosh B'Gosh, Inc. and its Subsidiaries to improve corporate performance on a long-term  basis, and to attract and retain key employees.  It is intended that the Plan and its operation comply with the provisions of Rule  16b-3 under the  Securities Exchange Act  of 1934 (or  any successor rule).

      1.02  Effective Date.  The effective date of the Plan shall be August 8,

1994, subject  to approval of  the Plan by shareholders  of the Company.   Any

Award  granted  prior  to  such   shareholder  approval  shall  be   expressly

conditioned upon shareholder approval of the Plan.

II.  PLAN DEFINITIONS

     2.01  Definitions.   For Plan purposes, except where the context clearly

indicates otherwise, the  following terms  shall have the  meanings set  forth below:

(a) "Award" shall mean the grant of any form of stock option or restricted stock.

(b)   "Board" shall mean the Board of Directors of the Company.

(c) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

(d)   "Committee" shall mean the Committee described in Section 4.01.

(e)   "Company" shall mean Oshkosh B'Gosh, Inc., a Wisconsin corporation.

(f) "Company Stock" shall mean the Company's Class A Common Stock and such other stock and securities as may be substituted therefor pursuant to
      Section 3.02.

(g) "Eligible Employee" shall mean any regular salaried employee of the Company or a Subsidiary who satisfies the requirements of Section 5.01.

(h) "Fair Market Value" on any date shall mean, with respect to Company Stock, if the stock is then listed and traded on a registered national securities exchange, or is quoted in the NASDAQ National Market System, the mean of the high and low sale prices recorded in composite transactions as reported in the Wall Street Journal (Midwest Edition) for such date or the preceding business day if such date is not a business day. In the absence of reported sales or if the stock is not so listed or quoted, but is traded in the over-the-counter market, Fair Market Value shall be the mean of the closing bid and asked prices for such shares on the relevant date.

(i) "Grantee" shall mean any person who has been granted an Award under the Plan.

(j)   "Option  Period"  shall mean  the period  of  time provided  pursuant to
      Section 6.04 within which a stock option may be exercised.

(k) "Subsidiary" shall mean any corporation now or hereafter in existence in which the Company owns, directly or indirectly, a voting stock interest of more than fifty percent (50%).

III.  SHARES SUBJECT TO AWARD

     3.01  Available Shares.   The total  number of shares  of Company  Stock

that  may be issued under  the Plan shall not exceed  one million four hundred thousand (1,400,000) shares.  Shares subject to and not issued under an option which  expires, terminates, is canceled or  forfeited for any reason under the

Plan and shares of restricted  Company Stock which have been  forfeited before the Grantee has received any benefits of ownership, such as dividends from the forfeited shares, shall again become available for the granting of Awards.

     3.02  Changes in Common Stock.  If  any stock dividend is declared  upon the  Company Stock,  or if there  is any  stock split,  stock distribution, or other  recapitalization  of the  Company with  respect  to the  Company Stock,

resulting  in a  split or  combination or  exchange of  shares,  the aggregate number and kind of shares which may thereafter be granted under the Plan shall be  proportionately  and appropriately  adjusted and  the  number and  kind of shares then subject to options granted to employees under the Plan and the per share  option  price  therefor  shall  be  proportionately  and  appropriately adjusted,  without any  change in  the aggregate  purchase prices  to  be paid therefor.

IV.   ADMINISTRATION

     4.01  Administration by the Committee.   The Plan shall be  administered

by  a committee  designated by  the  Board to  administer the  Plan and  shall initially be the Compensation Committee of the Board.  The  Committee shall be constituted  to permit the  Plan to comply  with the provisions  of Rule 16b-3 under the Securities Exchange Act of 1934 (or any successor rule).  A majority of the members  of the Committee shall  constitute a quorum.  The  approval of such a quorum, expressed  by a vote at a  meeting held either in person  or by conference telephone call, or the unanimous consent of all members in  writing without  a meeting, shall constitute the action  of the Committee and shall be valid and effective for all purposes of the Plan.

     4.02  Committee Powers.  The Committee is empowered to adopt such rules,

regulations  and procedures  and  take  such other  action  as  it shall  deem necessary or proper for the administration of the Plan and, in its discretion,

may modify,  extend or  renew any  Award theretofore granted.   The  Committee

shall  also have  authority to  interpret the  Plan, and  the decision  of the

Committee on any questions concerning the interpretation of the Plan  shall be

final and  conclusive.   The Committee  may consult with  counsel, who  may be

counsel  for the  Company, and shall  not incur  any liability  for any action taken in good faith in reliance upon the advice of counsel.

     Subject to the provisions of the Plan, the Committee shall have full and final authority to:

     (a)   designate the persons to whom Awards shall be granted;

     (b) grant Awards in such form and amount as the Committee shall determine;

     (c) impose such limitations, restrictions and conditions upon any such Award as the Committee shall deem appropriate, and

     (d) waive in whole or in part any limitations, restrictions or conditions imposed upon any such Award as the Committee shall deem appropriate.

V.    PARTICIPATION

     5.01  Eligibility.   Key employees of  the Company and  its Subsidiaries

(including officers and employees who may be members of the Board) who, in the sole  opinion of  the Committee,  contribute significantly  to the  growth and success of the Company or a Subsidiary shall be eligible  for Awards under the

Plan.   From among all such Eligible  Employees, the Committee shall determine from time  to time those Eligible  Employees to whom Awards  shall be granted.

No eligible employees  shall be granted an Award or  Awards covering more than

50,000 shares of  Company Stock in  any calendar year.   No Eligible  Employee

shall have  any right whatsoever to  receive an Award unless  so determined by the Committee.

     5.02  No  Employment Rights.    The  Plan  shall  not  be  construed  as

conferring any rights  upon any person  for a continuation of  employment, nor shall  it interfere  with  the rights  of  the Company  or  any Subsidiary  to terminate  the employment of any person or  to take any other action affecting such person.

VI.   STOCK OPTIONS

     6.01  General.  Stock options granted under the Plan may be  in the form of incentive  stock  options  (within the  meaning  of Code  Section  422)  or

nonqualified  stock options.   Each  option granted  under the  Plan shall  be

evidenced by  a stock  option agreement between  the Company  and the  Grantee which shall  contain the terms and conditions required by this Article VI, and such other terms and  conditions, not inconsistent herewith, as  the Committee may deem appropriate in each case.  The holder of an option shall not have any rights as a stockholder with  respect to the shares covered by an option until such shares have been delivered to him or her.

     6.02  Option Price.   The  price at  which each share  of Company  Stock

covered by an option may be purchased shall be determined in each case  by the

Committee and  set forth in  each stock option agreement.   In no  event shall

such price be less than one hundred percent (100%) of the Fair Market Value of the Company Stock when the option is granted.  Employees who own, directly  or indirectly, within  the meaning of Code  Section 425(d), more than  10% of the voting  power  of all  classes  of  stock of  the  Company  or any  parent  or subsidiary corporation shall  not be  eligible to receive  an incentive  stock option hereunder unless  the purchase price per share under  such option is at least 110%  of the Fair Market  Value of the  stock subject to the  option and such option by its  terms is not exercisable  after the expiration of  5 years from the date such option is granted.

     6.03  Date Option  Granted.  For  purposes of  the Plan, a  stock option shall be considered as having been granted on the date on which  the Committee authorized the grant  of the option, except where the Committee has designated a later date, in which event the later date shall constitute the date of grant of the option; provided, however, that  in either case notice of the grant  of the option shall be given to the employee within a reasonable time.

     6.04  Period for Exercise of Options.  Each stock option agreement shall state the period or  periods of time within which the  option may be exercised by the Grantee,  in whole or in part, which shall  be the period or periods of time  as may be  determined by the  Committee, provided  that:  (a)  No option granted  under this Plan may  be exercised until at least  six months from the later of (i) the date  of grant or (ii) shareholder approval of  the Plan, (b)

No Option Period for an incentive stock option  may exceed ten (10) years from the  date the  option  is granted,  and (c)  No option  may  be treated  as an incentive  stock option unless the Grantee exercises the option while employed by the Company  or a Subsidiary  or within three  months after termination  of employment, or  if termination is  caused by  death or disability,  within one year after such termination.

     6.05  Special Rule for  Incentive Stock Options.  For so long as Section

422 (or any successor provision)  of the Code so provides, the  aggregate Fair

Market Value (determined as of the date the incentive stock option is granted)

of  the number  of shares with  respect to  which incentive  stock options are exercisable for the first time by a Grantee during any calendar year shall not exceed One Hundred  Thousand Dollars ($100,000) or such other  limit as may be required by the Code.

     6.06  Method  of Exercise.  Subject to  Section 6.04, each option may be exercised  in whole or  in part from  time to  time as specified  in the stock

option  agreement.   Each Grantee  may exercise  an option  by giving  written

notice of  the exercise to the Company, specifying the  number of shares to be purchased, accompanied by  payment in full of the purchase price therefor. The purchase  price may be paid  in cash, by  check, or, with the  approval of the

Committee,  by delivering shares of Company Stock which have been beneficially owned by the Grantee, the Grantee's spouse, or both of them for a period of at least  six  months prior  to  the time  of  exercise ("Delivered  Stock)  or a combination of cash and Delivered  Stock.  Delivered Stock shall be  valued at its Fair Market Value determined as of the date of exercise of the option.  No

Grantee shall be under any obligation to exercise any option hereunder.

     6.07    Merger,  Consolidation or  Reorganization.   In  the event  of a

merger, consolidation or  reorganization with another corporation in which the

Company is not the surviving corporation,  the Committee shall, subject to the approval of the Board of  Directors of the Company, or the board  of directors of any corporation  assuming the  obligations of the  Company hereunder,  take action  regarding each outstanding  and unexercised option  pursuant to either clause (a) or (b) below:

     (a)   Appropriate  provision  may be  made  for the  protection  of such option by  the substitution on  an equitable basis  of appropriate shares  of the surviving corporation, provided  that the excess of the  aggregate Fair  Market Value  of the  shares subject  to such option  immediately  before  such substitution  over  the exercise price  thereof is not more  than the excess  of the aggregate fair market  value  of the  substituted shares  made subject  to option immediately  after  such  substitution  over  the  exercise  price thereof; or

     (b)   The Committee may cancel such option.  In such event, the Company,

           or  the  corporation  assuming  the  obligations  of  the  Company hereunder, shall pay the  employee an amount of cash  (less normal withholding  taxes) equal to the excess of the highest Fair Market

           Value  per share  of the  Company Stock  during the  60-day period immediately preceding the  merger, consolidation or reorganization over the option exercise price, multiplied by the number of shares subject to such option.


     6.08  Dissolution  or Liquidation.    Anything contained  herein to  the

contrary  notwithstanding,  on  the  effective  date  of  any  dissolution  or

liquidation   of  the  Company,  the  holder  of  each  then  outstanding  and unexercised option shall receive  the cash amount described in  6.07(b) hereof and such option shall be cancelled.

VII.  RESTRICTED STOCK.

     7.01  Administration.  Shares of  restricted stock may be  issued either alone or in addition to  other Awards granted under  the Plan.  The  Committee shall determine the Eligible Employees to whom  and the time or times at which grants of restricted stock will be  made, the number of shares to be  awarded,

the time or times  within which such Awards may  be subject to forfeiture  and any other terms and conditions of the Awards.  The Committee may condition the grant of restricted stock  upon the attainment of specified  performance goals

or  such other  factors or  criteria as  the Committee  shall determine.   The

provisions of  restricted stock Awards  need not be  the same with  respect to each recipient.

     7.02  Awards and  Certificates.  Each individual  receiving a restricted stock  Award shall  be  issued a  certificate  in respect  of  such shares  of

restricted stock.   Such certificate shall  be registered in the  name of such individual  and shall  bear  an appropriate  legend  referring to  the  terms,

conditions, and  restrictions applicable to  such Award, substantially  in the following form:

    "The  transferability  of  this  certificate  and  the shares  of  stock represented hereby  are subject to  the terms and  conditions (including forfeiture) of the Oshkosh B'Gosh, Inc. 1994 Incentive  Stock Plan and a

     Restricted  Stock Agreement.  Copies  of such Plan  and Agreement are on file at the offices of Oshkosh B'Gosh, Inc."


     The Committee  may require that the certificates  evidencing such shares be held  in custody by the  Company until the restrictions  thereon shall have lapsed and  that, as a  condition of any  restricted stock Award,  the Grantee shall have delivered a stock power, endorsed in blank, relating to the Company

Stock covered by such Award.

     7.03  Terms and Conditions.  Shares of restricted stock shall be subject to the following terms and conditions:

     (a) Until the applicable restrictions lapse, the Grantee shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of restricted stock.

     (b) The Grantee shall have, with respect to the shares of restricted stock, all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any cash dividends. Unless otherwise determined by the Committee, cash dividends shall be automatically paid in cash and dividends payable in Company Stock shall be paid in the form of additional restricted stock.

     (c) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and (d) below, all shares still subject to restriction shall be forfeited by the Grantee upon termination of a Grantee's employment for any reason.

     (d) In the event of hardship or other special circumstances of a Grantee whose employment is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all remaining restrictions with respect to such Grantee's shares of restricted stock.

     (e)   If  and   when  the  applicable  restrictions   lapse,  unlegended
           certificates for such shares shall be delivered to the Grantee.

     (f) Each Award shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

VIII. WITHHOLDING TAXES.

     8.01  General  Rule.  Pursuant to applicable federal and state laws, the

Company is or may be  required to collect withholding taxes upon  the exercise of an option or the lapse of stock restrictions.  The Company may  require, as a  condition to  the  exercise  of  an  option  or the  issuance  of  a  stock certificate, that the Grantee concurrently pay to  the Company (either in cash or,  at the  request of  Grantee but  in the  discretion of the  Committee and subject  to such rules and regulations as the Committee may adopt from time to time,  in shares  of Delivered Stock)  the entire  amount or a  portion of any taxes which the Company is required to withhold  by reason of such exercise or lapse of  restrictions, in such amount as the  Committee or the Company in its discretion may determine.

     8.02  Withholding from Shares to be  Issued.  In lieu of part or  all of any such payment, the Grantee may elect, subject to such rules and regulations as the Committee may adopt from time  to time, or the Company may require that the Company withhold from the shares to be issued that number of shares having a  Fair Market  Value equal  to the amount  which the  Company is  required to withhold.

     8.03  Special  Rule  for Insiders.   Any  such  request or  election (to

satisfy a withholding obligation using shares) by an individual who is subject to the provisions of  Section 16 of the Securities Exchange Act  of 1934 shall be made in  accordance with the  rules and regulations  of the Securities  and

Exchange Commission promulgated thereunder.

IX.  GENERAL

     9.01   Nontransferability.   No Award  granted under  the Plan  shall be

transferable or  assignable except by last  will and testament or  the laws of

descent and distribution.   During  the Grantee's lifetime,  options shall  be

exercisable  only  by  the Grantee  or  by  the  Grantee's  guardian or  legal representative.

     9.02    General  Restriction.   Each  Award  shall  be  subject  to  the

requirement that if at any time the Board or the Committee shall determine, in its discretion, that the listing, registration, or qualification of securities upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or  desirable as a condition  of, or in connection with, the granting of such option or the issue or  purchase of securities  thereunder, such  option may  not be  exercised in whole  or in part unless such listing, registration, qualification, consent or approval  shall have  been effected  or obtained  free of  any conditions  not acceptable to the Board or the Committee.

     9.03  Expiration  and Termination of  the Plan.   Awards may be  granted

under the Plan at any time and from time to time, prior to August 8, 2004, the date on which the Plan will expire, except as to Awards then outstanding under the Plan, which  shall remain in  effect until they  have been exercised,  the restrictions have  lapsed or the Awards  have expired or been  forfeited.  The

Plan may be abandoned or terminated at  any time by the Board of Directors  of the Company,  except with  respect to  any Awards  then outstanding under  the

Plan.

     9.04   Amendments.   The  Board  may from  time to  time amend,  modify,

suspend or  terminate the Plan; provided,  however, that no such  action shall

(a) impair without the  Grantee's consent any Award theretofore  granted under the Plan or deprive any Grantee of any shares of Company Stock which he or she may have acquired through  or as a result of  the Plan or (b) be  made without shareholder approval  where such approval would be  required as a condition of compliance with Rule 16b-3.

     9.05   Construction.  Except as otherwise required by applicable federal laws,  the Plan shall  be governed by,  and construed in  accordance with, the laws of the State of Wisconsin.